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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                   FORM 8-K/A

                                 Amendment No. 1

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


    Date of Report                         Date of earliest event reported:
  FEBRUARY 20, 2001                                JANUARY 31, 2001

                                  HYMEDIX, INC.
                                  -------------
               (Exact Name of Registrant as Specified in Charter)


                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)

              0-19827                                     22-3279252
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        (Commission File Number)                    (IRS Employer
                                                     Identification No.)

                    2245 ROUTE 130, DAYTON, NEW JERSEY 08810
                    ----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

              Registrant's telephone number, including area code:
                                 (732) 274-2288



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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

       On January 31, 2001, the Board of Directors of the Registrant authorized the Company to engage O'Connor Davies Munns & Dobbins, LLP ("ODMD") rather than Arthur Andersen LLP ("AA") as the Registrant's independent public accountants for the fiscal year ending December 31, 2000, subject to the Registrant confirming acceptance by ODMD of such appointment and notifying AA. On January 31, 2001, the Registrant advised ODMD and AA of its decision. On January 31, 2001, ODMD advised the Registrant that it accepted the appointment and the Registrant officially engaged ODMD as its independent public accountants for the fiscal year ending December 31, 2000.

       AA served as the Registrant's independent public accountants and auditors since 1996. AA was dismissed by the Board of Directors as of January 31, 2001. The Registrant's decision to employ ODMD rather than AA was the result of the Registrant's decision to lower its expenses in connection with its quarterly reporting and year end audit requirements.

       In each of the past three fiscal years, AA in its report noted that, although the financial statements had been prepared assuming that the Registrant will continue as a going concern, the Registrant had incurred a loss from operations in each of the last three years, has a working capital deficit, has a net capital deficiency and is not in compliance with certain loan provisions and these factors raise a substantial doubt about its ability to continue as a going concern. Such firm also stated that the financial statements do not include any adjustments that might result from the outcome of this uncertainty.

       There were no disagreements with AA, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to that firm's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report. Furthermore, no "reportable events" occurred within the Registrant's two most recent fiscal years and the subsequent interim period through January 31, 2001 (the date of AA's dismissal as the Registrant's independent public accountants).

       Neither the Registrant nor any person acting on its behalf, prior to the engagement of ODMD, consulted ODMD regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

         Exhibit 16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated February 20, 2001.


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               HYMEDIX, INC.


                               By: /s/  CHARLES K. KLIMENT, PH.D.
                                  ----------------------------------------
                                  Name:  Charles K. Kliment, Ph.D.
                                  Title: President (Principal Executive Officer)


Dated:  February 20, 2001